Exhibit 10.48

NEITHER THE SECURITIES REPRESENTED BY THIS NOTE NOR THE SECURITIES ISSUABLE UPON THE CONVERSION OF THIS NOTE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR ANY STATE SECURITIES LAWS, AND NEITHER SUCH SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, ASSIGNED OR OTHERWISE TRANSFERRED UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR (2) AN EXEMPTION FROM SUCH REGISTRATION EXISTS AND THE MAKER RECEIVES AN OPINION OF COUNSEL TO THE HOLDER OF SUCH SECURITIES, WHICH COUNSEL AND OPINION ARE SATISFACTORY TO THE COMPANY, THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR TRANSFERRED IN THE MANNER CONTEMPLATED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR APPLICABLE STATE SECURITIES LAWS.

ELEVENTH AMENDMENT TO
REVOLVING CONVERTIBLE PROMISSORY NOTE

This ELEVENTH AMENDMENT (this “Eleventh Amendment”) to the Revolving Convertible Promissory Note dated as of September 7, 2015, as amended by an Amendment to the Note dated as of December 1, 2015, further amended by a Second Amendment to the Note dated as of December 14, 2015, further amended by a Third Amendment to the Note dated as of January 27, 2016, further amended by a Fourth Amendment to the Note dated as of March 7, 2016, further amended by a Fifth Amendment to the Note as of April 21, 2016, further amended by a Sixth Amendment to the Note as of May 17, 2016, further amended by a Seventh Amendment dated as of June 16, 2016, further amended by an Eighth Amendment dated as of March 28, 2017, further amended by a Ninth Amendment dated as of September 27, 2017 and as further amended by a Tenth Amendment dated September 1, 2018 (together the “Note”), by and between Seanergy Maritime Holdings Corp. a corporation organized under the laws of the Republic of the Marshall Islands (the “Maker”) and Jelco Delta Holding Corp., or its respective registered assigns (the “Holder”), is made on 26 March, 2019.

Capitalized terms used but not defined herein shall have the meaning assigned in the Note.

WHEREAS, the parties wish to amend Sections 6 and 7.3 of the Note as hereinafter set forth, in order to amend the prepayment section and extend the availability of the Final Revolving Advance.

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the parties hereto hereby agree as follows:

(A)     Section 6 of the Note is deleted in its entirety and is replaced with the following:

“6.   Voluntary Prepayment. The Maker may, by giving a five (5) business days prior written notice to the Holder, at any time thereafter prepay the whole or any part of this Note in cash or, subject to the Holder’s prior written agreement on price per share, in a number of fully paid and nonassessable shares of the Maker Common Stock equal to the amount of the Note being prepaid divided by the agreed price per share.”
(B)	Section 7.3 of the Note is deleted in its entirety and is replaced with the following:

“7.3 A Revolving Advance of the amount of three million five hundred thousand Dollars ($3,500,000) may be requested by the Maker to the Holder provided that (i) the request is made by 10 April 2020 (the “Final Revolving Advance Date”) and (ii) there is no Material Adverse Effect. In case the request is not made by the Final Revolving Advance Date or there is Material Adverse Effect, the Final Revolving Advance will not be available to be drawn by the Maker and the Applicable Limit will automatically be amended to $21,165,000.”
(C)
Confirmation of Agreement.  Except as expressly set forth herein, the Note is ratified and confirmed in all respects and shall remain in full force and effect in accordance with its terms, and each reference in the Note to “this Note” shall mean the Note as amended by this Eleventh Amendment.

(D)
Counterparts; Effectiveness.  This Eleventh Amendment may be executed in any number of counterparts (including by facsimile) and by different parties hereto in separate counterparts, with the same effect as if all parties had signed the same document.  All such counterparts shall be deemed an original, shall be construed together and shall constitute one and the same instrument.  This Eleventh Amendment shall become effective when each party hereto shall have received counterparts hereof signed by all of the other parties hereto.

(E)
Governing Law.  The laws of the State of New York shall govern the enforceability and validity of this Agreement, the construction of its terms and the interpretation of the rights and duties of the parties, without regard to the principles of conflicts of laws thereof.

[Signature page follows]

THIS ELEVENTH AMENDMENT has been entered into on the date stated above.

THE MAKER:

SEANERGY MARITIME HOLDINGS CORP.

By:	/s/ Stamatios Tsantanis
Name:	Stamatios Tsantanis
Title:	Chief Executive Officer

THE HOLDER:

JELCO DELTA HOLDING CORP.

By:	/s/ Alastair Macdonald
Name:	Alastair Macdonald
Title:	Director